UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

BRAZIL INTERACTIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26108	94-2901715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3457 Ringsby Court, Unit 111, Denver, Colorado 80216-4900

 (Address of principal executive offices)  (Zip Code)

(720) 466-3789

Registrant’s telephone number, including area code

_____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On June 4, 2014, Brazil Interactive Media, Inc. (the “Company”) issued a press release announcing that it had won several consulting contracts (the “Contracts”) in the State of Illinois. The Company anticipates generating revenues pursuant to the Contracts during the remainder of 2014, with an opportunity to provide its customers with additional products and services. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brazil Interactive Media, Inc.

Date: June 16, 2014	By:	/s/ Corey Hollister
Name: Corey Hollister
Title : Chief Executive Officer